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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K


                           Current Report Pursuant to
                           Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 20, 1999
                                                         ----------------


                                DoubleClick Inc.
                                ----------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)


            000-23709                                   13-3870996
            ---------                                   ----------
     (Commission File Number)             (I.R.S. Employer Identification No.)


           41 Madison Avenue, 32nd Floor, New York, New York   10010
           ---------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (212) 683-0001
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                      N.A.
                                      ----
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events

               On December 19, 1996 (as amended on December 16, 1997), DoubleClick Inc., a Delaware corporation (the "Company"), and Compaq Computer Corporation, a Delaware corporation ("Compaq"), entered into a Procurement and Trafficking Agreement pursuant to which the Company had the exclusive right to sell and deliver all advertising on specified pages within the Alta Vista Web site. On January 20, 1999, the Company changed its relationship with Compaq by entering into an Advertising Services Agreement that supercedes the Procurement and Trafficking Agreement. The new Advertising Services Agreement is effective as of January 1, 1999. Pursuant to the Advertising Services Agreement, Compaq has agreed to use the Company's DART technology for ad delivery and to outsource to the Company's sales force certain ad sales functions for domestic, international and local ad sales. Alta Vista will continue to handle electronic commerce and large sponsorship deals and further develop their internal sales organization. In consideration for such services performed by the Company, Compaq will pay to the Company (i) a DART Services fee for all domestic, international and local advertising delivered by the Company to the Alta Vista Web site, (ii) a sales commission based on the net revenues generated from all advertisements sold by the Company on behalf of Compaq and (iii) a billing and collections fee for all billing and collections services performed by the Company on behalf of Compaq in relation to the advertisements sold by the Company on behalf of Compaq. Under the new agreement, the manner in which the Company reports its financial results related to the services it provides to Alta Vista will change. Specifically, as a result of the Company's change in relationship with Alta Vista, rather than recognizing as revenues the gross amount of billings relating to ads delivered by the Company to the Alta Vista Web site, the Company will recognize as revenues the DART Service fee, the sales commission and billing and collection fees. The Advertising Services Agreement shall expire on January 1, 2002, subject to prior termination in certain limited circumstances or further extension in accordance with the terms of the Advertising Services Agreement.

               This Form 8-K contains forward-looking statements. All forward-looking statements involve risks and uncertainties, including, without limitation, the risks detailed in the Company's filings and reports with the Securities and Exchange Commission. Such statements are only predictions and actual events or results may differ materially.




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  DoubleClick Inc.
                                  ----------------
                                  (Registrant)

                                  By:        /s/ Jeffrey E. Epstein
                                             ----------------------
                                  Name:      Jeffrey E. Epstein
                                             ------------------
                                  Title:     Chief Financial Officer
                                             -----------------------



Dated:  January 29, 1999